Exhibit 10.2

GUARANTEE AGREEMENT
GUARANTEE AGREEMENT dated as of August 23, 2019 (this “Agreement”), among NOBLE MIDSTREAM SERVICES LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS identified herein and BANK OF MONTREAL, as Administrative Agent.
Reference is made to the Term Credit Agreement dated as of August 23, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Credit Agreement”), among the Borrower, Noble Midstream Partners LP, a Delaware limited partnership (the “Parent”), each Lender from time to time party hereto and Bank of Montreal, as Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Term Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Guarantors, together with the Borrower, are part of a consolidated group of companies and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Term Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Term Credit Agreement. (a) Capitalized terms used in this Agreement (including in the preamble and the introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Term Credit Agreement.
(b)    The rules of construction specified in Sections 1.02, 1.03 and 1.05 of the Term Credit Agreement also apply to this Agreement, mutatis mutandis.
Section 1.02    Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Agreement” has the meaning set forth in the preamble hereto.
“Borrower” has the meaning set forth in the preamble hereto.
“Claiming Party” has the meaning set forth in Section 3.02.
“Contributing Party” has the meaning set forth in Section 3.02.
“Guaranteed Obligations” means all the Obligations of the Borrower or any other Loan Party, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise under the Term Credit Agreement or any other Loan Document.
“Guaranteed Party” means (a) the Administrative Agent, (b) the Lenders, (c) any other holder of any Guaranteed Obligations and (d) the permitted successors and assigns as set forth in the Term Credit Agreement of any of the foregoing.

“Guarantors” means the Parent and each Subsidiary Guarantor.
“Indemnified Amount” has the meaning set forth in Section 3.02.
“Parent” has the meaning set forth in the introductory paragraph hereto.
“Subsidiary Guarantors” means each Subsidiary of the Parent signatory hereto (other than the Borrower) and each other Subsidiary of the Parent that becomes a party to this Agreement as a Guarantor after the Closing Date pursuant to Section 5.12; provided that if a Subsidiary of the Parent is released from its obligations as a Guarantor hereunder as provided in Section 5.11(b), such Subsidiary shall cease to be a Guarantor hereunder effective upon such release.
“Supplement” means an instrument in the form of Exhibit A hereto, or any other form approved by the Administrative Agent.
“Term Credit Agreement” has the meaning set forth in the introductory paragraph hereto.
ARTICLE II
THE GUARANTEES
Section 2.01    Guarantee. Each Guarantor irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations (whether at stated maturity, by acceleration or otherwise) strictly in accordance with the terms thereof. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any of the Guaranteed Obligations. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its Guarantee and notice of protest for nonpayment. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
Section 2.02    Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or other proceeding under any Debtor Relief Laws shall have stayed the accrual or collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Borrower, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of the Guaranteed Obligations, whether currently existing or hereafter incurred.
Section 2.03    No Limitations. (a) Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.11, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or any impossibility in the performance of any of the Guaranteed Obligations, or otherwise. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(i)    at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
(ii)    any of the acts mentioned in any of the provisions of any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents shall be done or omitted;
(iii)    the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, or any other agreement or instrument referred to in the Loan Documents, shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(iv)    any Lien granted to, or in favor of, the Administrative Agent or any other Guaranteed Party as security for any of the Guaranteed Obligations shall fail to attach or be perfected;
(v)    any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor); or
(vi)    any other act or omission that may or might in any manner or to any extent constitute as a matter of law or equity a discharge of any Guarantor, other than payment in full of the Guaranteed Obligations.
(b)    To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party (other than the payment in full in cash of all the Guaranteed Obligations). The Administrative Agent and the other Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder (except to the extent the Guaranteed Obligations have been paid in full in cash). To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be.
(c)    Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the maximum aggregate amount (after giving effect to Sections 3.01 and 3.02 hereof) of the Guaranteed Obligations for which any Guarantor (other than the Parent) shall be liable shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance under Debtor Relief Laws.
Section 2.04    Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower, any other Loan Party or otherwise.
Section 2.05    Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, in each case as diligent inquiry would reveal, and agrees that neither the Administrative Agent nor any other Guaranteed Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
Section 2.06    Payments Free of Taxes. Each Guarantor hereby acknowledges the provisions of Section 3.01 of the Term Credit Agreement and agrees to be bound by such provisions with the same force and effect, and to the same extent, as if such Guarantor were a party to the Term Credit Agreement.
ARTICLE III
CONTRIBUTION AND WAIVER OF SUBROGATION
Section 3.01    Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, each of the Parent and the Borrower agrees that in the event a payment in respect of any Guaranteed Obligation shall be made by any Subsidiary Guarantor under this Agreement, the Parent and the Borrower shall indemnify such Subsidiary Guarantor the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.
Section 3.02    Contribution and Subrogation. Each Subsidiary Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder in respect of any Guaranteed Obligations or assets of any other Subsidiary Guarantor shall be sold pursuant to any Loan Document to satisfy any Guaranteed Obligation and such other Subsidiary Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Parent or the Borrower as provided in Section 3.01, each Contributing Party shall indemnify each Claiming Party in an amount equal to the amount of such payment (the “Indemnified Amount”) multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties on the date hereof (or, in the case of any Contributing Party becoming a party hereto pursuant to Section 5.12, the date of the Supplement hereto executed and delivered by such Contributing Party). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.
Section 3.03    Waiver of Subrogation. Until all Guaranteed Obligations have been paid in full and the Commitments have terminated, the Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of any holder of the Guaranteed Obligations or any part of them against the Borrower or any right of reimbursement, indemnity or contribution or similar right against the Borrower by reason of this Guarantee or by any payment made by any Guarantor in respect of the Guaranteed Obligations. No failure on the part of the Borrower or any other Guarantor to make the payments required by the Loan Documents or any other payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Each Guarantor represents and warrants that each of the representations and warranties set forth in the Term Credit Agreement applicable to such Guarantor are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects.
Each Guarantor further represents and warrants that in executing and delivering this Agreement, each Guarantor has (a) without reliance on the Administrative Agent or any information received from the Administrative Agent and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (b) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower; (c) reviewed the Loan Documents and any other documents executed in connection with the Loan

Documents; and (d) not relied and will not rely upon any representations or warranties of the Administrative Agent not embodied herein or any acts heretofore or hereafter taken by the Administrative Agent (including but not limited to any review by the Administrative Agent of the affairs of the Borrower).
ARTICLE V
MISCELLANEOUS
Section 5.01    Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Term Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Term Credit Agreement.
Section 5.02    Waivers; Amendment. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Term Credit Agreement.
Section 5.03    Administrative Agent’s Fees and Expenses; Indemnification. (a) Each Guarantor jointly and severally agrees to indemnify and hold harmless each Indemnitee as provided in Section 10.05(a) of the Term Credit Agreement.
(b)    To the extent permitted by applicable law, (i) no Guarantor shall assert, and each Guarantor hereby waives, any claim against any Indemnitee, on any theory of liability, for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent that such damages are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or from a material breach of the Term Credit Agreement by such Indemnitee, and (ii) no party hereto shall assert, and each party hereby waives, any claim against any other party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof; provided that nothing in this sentence shall relieve the Guarantors of any obligation they may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.
(c)    All amounts due under paragraph (a) of this Section shall be payable within 10 Business Days after demand therefor.
Section 5.04    Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such Person or on its behalf and notwithstanding that the Administrative Agent, any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Term Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Term Credit Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.04, 2.06 and 5.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated by the Loan Documents, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.
Section 5.05    Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective permitted successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by such Loan Party without such consent shall be null and void), except as expressly provided in the Term Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

Section 5.06    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 5.07    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor, now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or Affiliate may have.
Section 5.08    Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b)    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENT, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO. THE FOREGOING PROVISIONS OF THIS PARAGRAPH SHALL NOT PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM INITIATING ANY LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION IN CONNECTION WITH THE ENFORCEMENT OF ANY JUDGMENT. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Section 5.09    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT

OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 5.10    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 5.11    Termination or Release. (a) Subject to Section 2.04, this Agreement and the Guarantees made herein shall automatically terminate and be released upon payment in full in cash of all the Guaranteed Obligations (other than contingent indemnification obligations as to which no claim has been made) and the expiration or termination of the Lenders’ commitments to lend under the Term Credit Agreement.
(b)    A Guarantor (excluding the Parent) shall automatically be released from its obligations under this Agreement upon: (i) the satisfaction of the provisions of Section 6.10(c) or 6.10(d) of the Term Credit Agreement with respect to such Guarantor or (ii) all the Capital Stock in such Guarantor held by the Parent and its Subsidiaries having been sold or otherwise disposed of (other than to the Parent or any of its Subsidiaries) (including by merger or consolidation) in any transaction not prohibited by the Term Credit Agreement.
(c)    In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and/or deliver to any Guarantor, at such Guarantor’s expense, all releases and other documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.
Section 5.12    Additional Guarantors. Pursuant to the Term Credit Agreement, certain Subsidiaries of the Parent not a party hereto on the Closing Date are required to enter into this Agreement. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of the Parent of a Supplement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary of the Parent as a party to this Agreement.
[signature pages follow]

IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first above written.
NOBLE MIDSTREAM PARTNERS LP, a Delaware limited partnership
By: Noble Midstream GP LLC, its General Partner

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

SIGNATURE PAGE TO GUARANTEE AGREEMENT

NOBLE MIDSTREAM SERVICES, LLC, a Delaware limited liability company

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

SIGNATURE PAGE TO GUARANTEE AGREEMENT

COLORADO RIVER DEVCO GP LLC
By: Noble Midstream Services, LLC, its sole
member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

COLORADO RIVER DEVCO LP
By: Colorado River DevCo GP LLC, its sole
general partner
By: Noble Midstream Services, LLC, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

SAN JUAN RIVER DEVCO GP LLC
By: Noble Midstream Services, LLC, its sole
member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

TRINITY RIVER DEVCO LLC
By: Noble Midstream Services, LLC, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer
LARAMIE RIVER DEVCO GP LLC
By: Noble Midstream Services, LLC, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

SIGNATURE PAGE TO GUARANTEE AGREEMENT

LARAMIE RIVER DEVCO LP
By: Laramie River DevCo GP LLC, its sole general partner
By: Noble Midstream Services, LLC, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

BLACK DIAMOND GATHERING HOLDINGS LLC
By: Laramie River DevCo LP, its sole member
By: Laramie River DevCo GP LLC, its sole general partner
By: Noble Midstream Services, LLC, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

BLANCO RIVER DEVCO GP LLC
By: Noble Midstream Services, LLC, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

GREEN RIVER DEVCO GP LLC
By: Noble Midstream Services, LLC, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

SIGNATURE PAGE TO GUARANTEE AGREEMENT

DOS RIOS DEVCO LLC
By: Noble Midstream Services, LLC, a Delaware limited liability company, its sole member

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

DOS RIOS Y-GRADE HOLDINGS LLC
By: Dos Rios DevCo LLC, a Delaware limited liability company, its sole member
By: Noble Midstream Services, LLC, a Delaware limited liability company, sole member of Dos Rios DevCo LLC

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

DOS RIOS CRUDE HOLDINGS LLC
By: Dos Rios DevCo LLC, a Delaware limited liability company, its sole member
By: Noble Midstream Services, LLC, a Delaware limited liability company, sole member of Dos Rios DevCo LLC

By:	/s/ Thomas W. Christensen
Name:	Thomas W. Christensen
Title:	Chief Financial Officer and Chief Accounting Officer

SIGNATURE PAGE TO GUARANTEE AGREEMENT

BANK OF MONTREAL,
as Administrative Agent,

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Director

SIGNATURE PAGE TO GUARANTEE AGREEMENT

EXHIBIT A
FORM OF SUPPLEMENT
SUPPLEMENT NO. [______] dated as of [______] to the Guarantee Agreement dated as of August 23, 2019, among NOBLE MIDSTREAM SERVICES LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS party thereto and BANK OF MONTREAL, as Administrative Agent.
Reference is made to (a) the Term Credit Agreement dated as of August 23, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Credit Agreement”), among the Borrower, Noble Midstream Partners LP, a Delaware limited partnership (the “Parent”), each Lender from time to time party thereto and Bank of Montreal, as Administrative Agent, and (b) the Guarantee Agreement dated as of August 23, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among the Borrower, the Guarantors party thereto and Bank of Montreal, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Credit Agreement or the Guarantee Agreement, as applicable.
The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to extend credit to the Borrower. Section 5.12 of the Guarantee Agreement provides that additional Subsidiaries of the Parent may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Parent (the “New Subsidiary”) is executing this Supplement to become a Guarantor under the Guarantee Agreement as consideration for the extensions of credit under the Term Credit Agreement to continue to be outstanding.
Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1.    In accordance with Section 5.12 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Subsidiary hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.
SECTION 2.    The New Subsidiary represents and warrants to the Guaranteed Parties that (a) (i) the execution and delivery by the New Subsidiary of this Supplement, and the performance by the New Subsidiary of this Supplement and the Guarantee Agreement, have been duly authorized by all necessary corporate or other organizational and, if required, stockholder action on behalf of the New Subsidiary, (ii) this Supplement has been duly executed and delivered by the New Subsidiary and (iii) each of this Supplement and the Guarantee Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, winding-up or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a

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proceeding in equity or at law, and (b) all representations and warranties set forth in the Term Credit Agreement as to the New Subsidiary are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects.
SECTION 3.    This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Subsidiary when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the New Subsidiary and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Subsidiary, the Administrative Agent, the other Guaranteed Parties and their respective successors and assigns, except that the New Subsidiary shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guarantee Agreement and the Term Credit Agreement.
SECTION 4.    Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.
SECTION 5.    THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 6.    Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Guarantee Agreement.
SECTION 8.    The provisions of Sections 5.02, 5.04, 5.08 and 5.09 of the Guarantee Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

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IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.
[NAME OF NEW SUBSIDIARY],
[PARTY NAME]
By:
Name:
Title:

BANK OF MONTREAL,
as Administrative Agent,
By:
Name:
Title:

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